STAAR® SURGICAL

(NASDAQ: STAA)

Cataract IOLs



Refractive ICLs



January 2011

FORWARD-LOOKING STATEMENTS

All statements in this presentation that are not statements of historical fact are forward-looking statements, including any projections of earnings, revenue, profit margin, cash or other financial items, any statements of the plans, strategies, and objectives of management for future operations, any statements regarding expectations for success of the ICL or other products in U.S. or international markets, any statements concerning proposed new products and government approval of new products, services or developments, any statements regarding future economic conditions or performance, the size of market opportunities statements of belief and any statements of assumptions underlying any of the foregoing. These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements.

The risks and uncertainties include our limited capital resources and limited access to financing, the broad discretion of the FDA in approving any medical device and the inherent uncertainty that new devices will be approved, the likelihood of administrative delays, the need in certain future FDA submissions to satisfy additional and potentially costly requirements such as third party audits, the negative effect of the global recession on sales of products, especially products such as the ICL used in non-reimbursed elective procedures, the challenge of managing our foreign subsidiaries, the risk that sales of our newly introduced products may not restore profitability to our U.S. IOL product line, the risk that research and development efforts for planned products will not be successful, the willingness of surgeons and patients to adopt a new product and procedure, and the potential effect of recent negative publicity about LASIK on the demand for refractive surgery in general in the U.S., and the other factors discussed under the heading "Risk Factors" in our Annual Report on Form 10-K filed with the SEC on April 1, 2010. STAAR assumes no obligation to update its forward-looking statements to reflect future events or actual outcomes and do not intend to do so.

STAAR Investment Considerations
(NASDAQ: STAA)

- Two Large Market Opportunities
- Two Differentiated Product Lines
- Strong Barriers to Entry
- Core Product Revenue Growing 10%
- Strong Product Pipeline
- No Debt/Strong Balance Sheet
- Generating Cash

Intraocular Lens Focus

Lenses Placed within the Eye

Cataract Lens

- Replaces natural crystalline lens
- Cataract **IOL**



Refractive Lens

- Sits in front of natural crystalline lens
- Refractive **ICL**



Surgical Refractive Correction Market

- Up to 1.5 billion nearsighted people worldwide
- 5 Million Refractive procedures WW by 2014
- 7.7 % CAGR
- Market challenged by economy
- LASIK challenged by the technology's limitations

Source: The Global Refractive Surgery Market by Market Scope November 2009



Visian® ICL



- Implantable Collamer Lens better known as "the Implantable Contact Lens"
- Made from a proprietary material called Collamer
- Corrects myopia (nearsightedness) inability to see far distance
- Toric ICL version corrects both myopia and astigmatism
- Premium product with premium results

STAAR SURGICAL

Refractive ICL Competitive Landscape

- STAAR is the market leader in this segment
  - >65% Unit Market Share



- Other players:
  - Ophtec (Anterior Lens) <30% Share
    - AMO has marketed as distributor with little success
  - Novartis/Alcon (Anterior Lens) ~5% Share
    - CE Mark Approval in August 2008
    - Very little success in Europe
- LASIK is the Real Competition

STAAR SURGICAL

Refractive Procedures

Laser Based

LASIK





Lens Based

Visian ICL







ICL vs. LASIK



- Small micro incision
- Adds a lens into the eye
- Permanent but removable
- Future options preserved
- Provides UV protection
- No dry eye
- 99% satisfied after five years with ICL

- Incision over 1 inch-long
- Burns material away
- Cannot be reversed
- May reduce future options
- No UV protection
- Potential dry eye
- High percent of enhancements

Superior Data for Young Adults in the Military with Low Myopia

"Weapons Grade Vision"

UCVA	ICL Fort Bragg*	ICL Fort Hood*	LASIK Lackland Air Force**
20/10 or better	9%	4%	
20/15 or better	81%	78%	50%
20/20 or better	98%	100%	93%

* Eyes with pre-op cylinder of 1D or less.

** Dr. Chaz Riley, USAF, Ocular Surgery News, September 25, 2010, 838 eyes with wavefront-optimized LASIK and PRK.

STAAR SURGICAL

VISIAN ICL GROWTH DYNAMICS

- Potential New Approvals in U.S. and Japan
  - Visian Toric ICL under review currently
  - Myopic error demographics makes both markets about equal
- Expanded Range Visian ICLs just released in CE Markets Q4
- New Visian ICL campaign directed at consumers
  - Q4 on internet and Q1 to traditional DTC channels
- Growing acceptance as Visian ICL gaining market shares globally

STAAR SURGICAL

Toric ICL Under Review

- U.S. FDA under current review
  - Very interactive review stage
  - Responses to FDA on December 23rd
  - Can approve, push to panel or not approve
- PMDA review in Japan
  - Visian ICL just approved in February
  - Currently responding to questions from PMDA
  - Decision perhaps second half of 2011

STAAR SURGICAL

New ICL CE Mark Approval

Launched Late September 2010

- Expands treatment range on both Visian ICL (myopia) and HICL (hyperopia)
  - Broadest treatment range of any refractive procedure
  - Can treat virtually
  - Can be used as LASIK enhancement
- New Visian Hyperopic Toric ICL

STAAR SURGICAL

Visian ICL Product Pipeline

Product	R	D	CE	Japan	U.S.
Toric ICL	√	√	√	2011	2011
Expanded Range (V4b) Lower myopes and toric hyperopic	√	√	√	NP	NP
V4c Eliminates need for PI	√	◎	2011	NP	NP
V5 Preloaded, enhanced safety design	◎	◎	2012	2012*	2013*

*Not expected to be expanded range approval.

New ICL Marketing Campaign

- Directed at the consumer
- Series of seven videos
  - Designed to drive more patients into the office
  - Focus on benefits of Visian ICL:
    - HD vision, no hassles of glasses, contacts or LASIK, no dry eye, UV protection, no flap and removable
- Videos can be viewed on: www.visianinfo.com.

Visian ICL Grows Despite Economy



Visian ICL Unit Growth
+19% 2010 vs. 2009
Q1/08
Q2/08
Q3/08
Q4/08
Q1/09
Q2/09
Q3/09
Q4/09
Q1/10
Q2/10
Q3/10
Q4/10

- 10% ICL market penetration equals $200M at 85% to 90% GM

STAAR SURGICAL

Worldwide Cataract Market
"Large and Growing"

- $3.1 billion Worldwide Cataract IOL market in 2014
  - 8.2% CAGR
- U.S. Market is $1.1 billion in 2014
  - 8.7% CAGR
- Driven by innovation / improved outcomes / aging population

Source: The Global IOL Market by Market Scope June 2009

STAAR SURGICAL

Cataract IOL Competitive Landscape

- 15 million global units with 3.8% annual growth
- The Big Three Global IOL share leaders
  - Alcon (Novartis) 54%
  - AMO (Abbott) 16%
  - B&L (Private) 10%
- STAAR goal: the fastest growing in target markets
  - 7% share in Japan, 3% share in U.S., target markets
- Other players: Hoya, Kowa, Lenstec, Rayner, and Zeiss

Source: The Global IOL Market by Market Scope June 2009

STAAR SURGICAL

STAAR Cataract IOLs



Collamer Afinity Aspheric Three Piece (NTIOL)



Collamer nanoFLEX Aspheric (NTIOL)



Silicone Toric Plate (Premium Channel)

Preloaded Proprietary IOLs

- Acrylic
- Silicone





Strategy: Move to Premium IOLs

- Aspheric
- Toric Collamer
- Less spectacle dependent
- All Preloaded

Unique Collamer Material

- Proprietary hydrophilic material produces **superior quality of vision**
- 40% water content produces:
  - Reduces any glare or halo effect
- Free from glistenings
- **Patent protection until 2015**
- **Preliminary data demonstrates "accommodation" potential**

STAAR SURGICAL

CAST

"Collamer Accommodating Study Team"

- Clinical observations: Collamer provides some accommodation or better visual results
- Inherent property of the material??
- Collamer Accommodating Study Team
  - Eight leading ophthalmic surgeons
- Team given same reading tools to measure near and intermediate vision

CAST Findings

- All cataract patients see very well at far distance



- Usually need some reading glasses
  - **nanoFLEX SUPERIOR to all Standard IOLs**



- Usually need glasses for laptop
  - **nanoFLEX SUPERIOR to ALL IOLs, both Standard and Premium**



Global Premium IOL Channel

- "This rapidly developing market is still in its infancy with 2009 revenues of $265M."
- 380k procedures grow to 3.8M in 2020
- Provides good near, intermediate and distance vision results
- Surgeons charge as much as $3,000 or $4,000 per eye
- Surgeons and patients motivated

Source: The Global Market for Presbyopia-Correcting Surgery by Market Scope March 2010

What's the Value for Potential Accommodating Technology?

- 2008 B&L acquires Eyeonics IOL technology for $300M plus $95M and one more earn-out year
  - Sales at about $35M in 2007
- 2009 Abbott acquires Visiogen IOL technology for $400M plus
  - Not yet FDA approved
- Market Scope Global PCIOL Market Estimates
  - Grow from $265M in 09 to $1.1B in 2015

Source: The Global Market for Presbyopia-Correcting Surgery by Market Scope March 2010

STAAR SURGICAL

STAAR IOL Product Pipeline

Product	R	D	CE	Japan	U.S.
Preloaded Silicone	√	√	√	√	2011
Preloaded 1P Acrylic	√	√	2011	√	NP
nanoFLEX IOL	√	√	2011	??	√
nanoFLEX Toric	√	○	2011	??	2011
nanoFLEX II	○	○	2012	??	2012*

*Depends on label claim pursued. Could be 2013.

2010 Q4 Pre-release Facts

- Revenues exceeded $14.2M
  - 7% increase over PY
- Record quarter for Visian ICL products
  - Revenues exceeded $6.5M, 13% increase over PY
  - Units increased by 20% over PY
  - 10% of expanded range sales in new markets
- Annual revenues increased by 7% to $55M
  - Core revenues increased by 10%

2010 YTD Through Q3

Comparison to 2009

	2010	2009	Delta
Revenue/CORE	$40,569	$37,771	+7.4%/+10.3%
Gross Profit Dollars	$25,768	$23,138	+11.4%
Gross Profit Margin	63.5%	61.3%	+220bps
Operating Expenses	$26,982	$27,149	-0.6%
Operating Loss	($1,214)	($4,011)	-70%
Loss from Con't Ops	($2,722)	($5,432)	-50%

*Excludes $700k non-cash executive severance accrual

2010 Key Metric Report Card

	Q1	Q2	Q3	Q4	2010
Double Digit Revenue growth in ICL and IOL	↑	↓	↑		↑
Gross Margin mid 60%	↑	↑	↑		
Progress toward profitability	↑	↑	↓		
Cash from operations	↓	↑	↑		↑
Improve balance sheet	↑	↑	↑	↑	↑

STAAR Balance Sheet

- **Company Debt Free by Q2 Actions:**
  - Paid $6.8 Million to retire 1.7 million shares of preferred stock ($4 per share)
  - Paid $4 Million for litigation settlement
  - Paid $5.3 Million to retire Broadwood note early
  - Only a working line of credit in Japan
- **$128M in NOLs (Worth $1 a share)**
- 34.9 million shares of common stock outstanding

STAAR Near Term Catalysts

- FDA Approval and launch of Visian Toric
- Profitability
- Visian ICL growth in Japan (Feb approval)
- European launch of new Visian ICL models
- Japan PMDA Approval of Visian Toric ICL
- CAST II clinical results for Cataract IOLs

STAAR Investment Considerations
(NASDAQ: STAA)

- Two Large Market Opportunities
- Two Differentiated Product Lines
- Strong Barriers to Entry
- Core Product Revenue Growing 10%
- Strong Product Pipeline
- No Debt/Strong Balance Sheet
- Generating Cash

STAAR SURGICAL

(NASDAQ: STAA)

Cataract IOLs



Refractive ICLs



January 2011